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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2005


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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     0-16002                95-3768341
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                     Identification No.)

                               5880 Oberlin Drive
                           San Diego, California 92121
               (Address of Principal Executive Offices) (Zip Code)


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       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On July 6, 2005, Advanced Marketing Services, Inc. (the "Company") received a letter dated June 30, 2005 from the New York Stock Exchange ("NYSE") informing it that the Securities and Exchange Commission ("SEC") had granted the NYSE's application for the removal of the Company's stock from listing and registration on the NYSE under the Securities Exchange Act of 1934. The SEC order removing the Company's stock from listing and registration became effective at the opening of the trading session on June 30, 2005. The NYSE filed the application to remove the Company's stock from listing and registration because of the Company's delay in the filing of its Annual Report on Form 10-K for fiscal year 2004, which failed to satisfy the NYSE's proposed Paragraph 802.01E.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MARKETING SERVICES, INC.



Date:  July 8, 2005                     By: /s/ Curtis R. Smith
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                                            Curtis R. Smith
                                            Executive Vice President and
                                            Chief Financial Officer


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